EXHIBIT 10.4

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER TIM SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

                               SIONIX CORPORATION

                           CONVERTIBLE PROMISSORY NOTE

$__________________                                                 June 6, 2007

         SIONIX CORPORATION (THE "COMPANY" ), a Nevada corporation, for value received, having a place of business promises to pay _______________________ or its assign (_________________________ or its assign is hereinafter referred to as the "HOLDER") the principal sum of ____________ Dollars ($______) (the "PRINCIPAL AMOUNT"), plus simple interest thereon at the rate of ten percent (10.00% ) per annum (the "BASE RATE"), and such interest to be payable the Maturity Date (as hereinafter defined) or upon the earlier acceleration of this Note as provided herein, provided that, upon an Event of Default (as defined below), the interest rate shall increase to the lower of twelve percent (12%) per annum or the maximum amount allowed by law to be charged for interest hereunder (the "DEFAULT RATE"), and continuing up through the date on which such Event of Default is cured to Holder's satisfaction, after which the interest rate shall return to the Base Rate.

         This Note will automatically mature and the entire outstanding Principal Amount, together with all unpaid and accrued interest, shall become due and payable upon the earlier of (i) the occurrence of an Event of Default or
(ii) the Maturity Date, unless, prior to such time, this Note shall have been converted into shares of the Company's capital stock pursuant to SECTION 1 hereof As used herein, "MATURITY DATE" means such date, which shall be a Business Day (as hereinafter defined) that is not sooner than December 31, 2008, as the Holder may specify in written notice delivered to the Company not less than thirty (30) days prior to such specified date, and "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions are authorized or required to be closed in New York, New York. The Company may not prepay this Note or any portion hereof (including, without limitation, any accrued but unpaid interest) except with the prior written consent of the Holder.

         Payments of both the Principal Amount and interest are to be made to the Holder in lawful money of the United Sates of America at the address of the Holder set forth in SECTION 7(D) below or at such other place in the United States as the Holder shall designate to the Company in writing. Interest on this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

         1. CONVERSION.

                  (a) OPTIONAL CONVERSION. At any time prior to the payment of this Note in full, the outstanding Principal Amount and accrued and unpaid interest of this Note may be converted in whole or in part, at the option of the Holder, into (i) shares of common stock of the Company ("COMMON STOCK") at a conversion price of one cent ($0.01) per share (the "CONVERSION PRICE") or (ii) shares of any equity security issued by the Company at a conversion price equal to the price at which such security is sold to any other party provided; PROVIDED, HOWEVER, that the Conversion Price shall be adjusted in accordance with SECTIONS 1(B), (C), (D) and (e) hereof, and the Company shall deliver notice of such adjustment to the Holder in accordance with SECTION 1(F) hereof. Notwithstanding anything contained herein to the contrary, the Holder's right to convert this Note, or any portion or portions hereof, shall be subject to such conditions as are set forth in EXHIBIT B attached hereto and made a part hereof.

                  (b) ADJUSTMENTS TO CONVERSION PRICE. In the event the Company shall at any time while this Note or any portion hereof remains outstanding issue Additional Shares of Common Stock (as hereinafter defined), without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issue ("DILUTIVE ISSUANCE"), then the Conversion Price shall be adjusted to the lowest issuance of each Dilutive Issuance, PROVIDED THAT if such issuance or deemed issuance was without consideration, then the Company shall be deemed to have received an aggregate of one tenth of one cent ($0.001) of consideration for all such Additional. Shares of Common Stock issued or deemed to be issued. For purposes of the foregoing paragraph, "ADDITIONAL SHARES OF COMMON STOCK" shall mean any issuances of equity securities (or securities convertible into equity securities) of the Company, other than the following:

                           (i) shares of Common. Stock issued or issuable by
reason of a dividend, stock split, split-up or other distribution of shares of Common Stock as described in Section 1(c), (ea or (e) hereof;

                           (ii) up to 14,229,200 shares of Common Stock actually
issued upon the exercise of stock options;

                           (iii) up to an additional 13,981,770 shares of Common
Stock (for a total of 28,210,970, including the stock option grants set forth in (ii) above) actually issued upon the exercise, exchange or conversion of options, warrants, convertible and other securities outstanding as of the date hereof and as set forth on Exhibit A attached hereto and made a part hereof, in each case provided such issuance is pursuant to the terms of such option or convertible security;

                           (iv) shares of the Company's Common Stock issued in
connection with a financing with a commercial bank or other lending institution as approved by the Board of Directors of the Company;

                           (v) shares of Common Stock of the Company issued
pursuant to a merger or consolidation with another party so long as the Company is the surviving entity, and provided that such merger or acquisition does not result in the transfer of fifty percent (50%) or more of the outstanding securities of the Company; or

                           (vi) shares of Common Stock issued in connection with
a transaction where the Holder has indicated in writing that such transaction should be exempt from the anti-dilution adjustment provisions hereof.

             (c) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company, at any time while this Note or any portion hereof remains outstanding, shall split, subdivide or combine the outstanding shares of Common Stock into a different number of shares of Common Stock, then (i) in the case of a split or subdivision, the Conversion Price for such securities shall be proportionately decreased and the shares of Common Stock issuable upon conversion of this Note shall be proportionately increased, and (u) in the case of a combination, the Conversion Price shall be proportionately increased and the securities issuable upon conversion of this Note shall be proportionately decreased.

             (d) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If, while this Note or any portion hereof remains outstanding and unexpired, the holders of Common Stock, as applicable, shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, additional shares of Common Stock, as applicable, by way of dividend, then and in each case this Note shall represent the right to convert, in addition to the number of shares of the security receivable upon exercise of this Note, and without payment of any additional consideration therefor, the amount of such additional shares of Common Stock, as applicable, that such holder would hold on the date of such conversion had it been the holder of record of that number of shares of Common Stock, as applicable, receivable upon exercise of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
SECTION 1.

             (e) RECLASSIFICATION, ETC. If the Company, at any time while this Note or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
SECTION 1.

             (f) NOTICES. Whenever the Conversion Price or number of shares purchasable hereunder shall be adjusted pursuant to SUBSECTION 1(B). (C), (D) or
(E) hereof, the Company shall promptly issue a certificate to the Holder, signed by the Chief Financial Officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated and the Conversion Price and number of shares issuable hereunder after giving effect to such adjustment.

         2. MECHANICS OF CONVERSION.

                  (a) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Conversion Price.

                  (b) STOCK CERTIFICATES. The Company shall, as soon as practicable thereafter, issue and deliver to the Holder, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which it shall be entitled as aforesaid. Such conversion shall be deemed to have been made, as applicable, immediately prior to the close of business on the date of the closing of the transaction which causes the automatic conversion set forth above in Section 1. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Common Stock on such date.

         3. DEFAULT AND REMEDIES.

                  (a) EVENT OF DEFAULT. An "EVENT OF DEFAULT" shall exist under this Note upon the happening of any of the following events or conditions, without demand or notice from the Holder:

                           (i) failure to make any payments required hereunder
within three (3) business days of (A) such payment becoming due or (B) following notice given in accordance with the terms of this Note;

                           (ii) failure to observe or perform any of the
agreements, warranties, representations or covenants in this Note, which failure results in a material adverse effect upon the Company and is not cured within thirty (30) days after the receipt of written notice thereof by the Holder;

                           (iii) any petition in bankruptcy being filed by or
against the Company or any proceedings in bankruptcy, insolvency or under any other laws relating to the relief of debtors being commenced for the relief or readjustment of any indebtedness of the Company, either through reorganization, composition, extension or otherwise, and which, in the case of any involuntary proceedings, shall be acquiesced to by the Company or shall continue for a period of ninety (90) days undismissed, undischarged or unbonded;

                           (iv) the making by the Company of an assignment for
the benefit of creditors, which assignment results in a material adverse effect upon the Company and is not cured within thirty (30) days after the receipt of written notice thereof by the Holder;

                           (v) the appointment of a receiver of any property of
the Company which shall not be vacated or removed within ninety (90) days after appointment; or

                           (vi) upon the date thirty (30) days following the
occurrence of any event of default under the terms of any of the Company's indebtedness or the acceleration of any indebtedness of the Company, which occurrence or acceleration results in a material adverse effect upon the Company.

                  (b) REMEDIES. Upon the occurrence of an Event of Default under
SECTION 3(A) hereof, at the option and upon the declaration of the. Holder, the entire unpaid Principal Amount and accrued and unpaid interest on this Note shall, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and the Holder may immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under this Note and exercise any and all other remedies granted to it at law, in equity or otherwise.

         4. CHARGES, TAXES AND EXPENSES. Issuance of a certificate for shares of Common Stock upon the conversion of this Note shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificate shall be issued in the name of the Holder, or such certificates shall be issued in such name or names as may be directed by the Holder, PROVIDED, HOWEVER, that in the event certificates for shares of Common Stock (or replacement Notes) are to be issued in a name other than the name of the Holder, this Note when surrendered for exercise or transfer shall be accompanied by the Assignment Form attached hereto duly executed by the Holder, and provided further. that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock or replacement the Note, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. Any transfer shall be subject to (i) the transferee's agreement in writing to be subject to the applicable terms of this Note and (ii) compliance with all applicable state and federal securities laws (including the delivery of investment representation letters, legal opinions and market stand-off agreements reasonably satisfactory to the Company, if such are requested by the Company). The Holder agrees that the Holder shall execute such documents, and perform such acts, which are reasonably required to assure that the conversion hereof is consummated in compliance with all applicable laws.

         5. NO RIGHTS AS STOCKHOLDER. This Note does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the conversion hereof.

         6. LOSS, THEFT OR DESTRUCTION OF NOTE. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver a new Note, which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such Note is issued in replacement of this. Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation.

         7. MISCELLANEOUS.

                  (a) ISSUE DATE; GOVERNING LAW. The provisions of this Note shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the earlier of the date hereof or the date of issuance of any Note for which this Note is issued in replacement. This Note shall be binding upon any successors or assigns of the Company. This Note shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said state.

                  (b) RESTRICTIONS. The Holder acknowledges that the shares of capital stock acquired upon the conversion of this Note will be subject to restrictions upon resale imposed by state and federal securities laws.

                  (c) ASSIGNMENT. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part by the Holder to any person or entity without the prior written consent of the Company, except (assuming compliance with applicable state and federal securities laws) in connection with an assignment in whole to an affiliate of the Holder or to a successor corporation to the Holder resulting from a merger or consolidation of the Holder with or into another corporation or the sale of all or substantially all of the Holder's properties and assets. Effective upon any such assignment, the person or entity to whom such rights, interests and obligations were assigned shall have and exercise all of the Holder's rights, interest and obligations hereunder as if such person or entity were the original Holder of this Note.

                  (d) NOTICES. Any notice, request or other communication required or permitted hereunder shall be given upon personal delivery or upon the seventh day following mailing by registered airmail (or certified first class mail if both the addresser and addressee are located in the United States), postage prepaid and addressed to the parties as follows:

             To the Company:        SIONIX Corporation
                                    Airport Tower Plaza
                                    2082 Michelson Drive Suite 304
                                    Irvine, CA 92612
                                    Attn: James J. Houtz, President and CEO/COO

             To the Holder:         At the address of the. Holder set forth
                                    above or at such other address of which the Holder has given the Company written notice or to such other single place as any single addressee shall designate by written notice to the other addressee.

                  (e) CHOICE OF VENUE; WAIVER OF RIGHT TO JURY TRIAL.

                           (i) THIS NOTE E AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE DEEMED MADE, EXECUTED, PERFORMED AND CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED N THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS NOTE, EACH PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING

WITH RESPECT TO MIS NOTE BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PARTY: EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED. OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PARTY AT ITS ADDRESS FOR NOTICES .AS PROVIDED HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS. AFTER SUCH MAILING. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS. AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SUCH SERVICE OF PROCESS .WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PARTY UNDER THIS NOTE TO. SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY .LAW OR TO COMMENCE LEGAL. PROCEEDINGS OR OTHERWISE PROCEED AGAINST. ANY PARTY IN ANY' OTHER JURISDICTION;

                           (ii) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY
OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (i) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR. CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                           (iii) EACH OF THE PARTIES TO THIS NOTE HEREBY
IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISLNG OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CON I EMPLATED HEREBY.

               (f) ENFORCEMENT. The Company shall pay all reasonable fees and expenses incurred by the Holder in the enforcement in any of the Company's obligations hereunder not performed when due. In the event of a dispute with regard to the interpretation of this Note, the prevailing party shall be entitled to collect the cost of attorney's fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party's rights hereunder.

               (g) AMENDMENT OR WAIVER. This Note may only be amended with the prior written consent of the Holder and the Company.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Convertible Promissory Note to be executed by its officer thereunto duly authorized.

                               COMPANY:

                               SIONIX CORPORATION

                               By /S/ JAMES J. HOUTZ
                                  -------------------------
                               Name: James J. Houtz
                               Title: President and CEO/COO

                                                                       EXHIBIT A

                         EXCLUDED SHARES OF COMMON STOCK
                         -------------------------------

SIONIX CORPORATION
Shares Issued & To Be Issued

ISSUED & OUTSTANDING PER BOOKS                                     103,505,622

2001 Employee Stock Option Plan -                                    7,885,572
         SEC Form S-8 Dated 7/3/02

2006  Employee. Stock Option Plan - Est.
         James J. Houtz   (308,550/Qtr. X 20)     6,171,000
         Joan C. Houtz - (13,997/Qtr. X4)            55,988
         Robert E. McCray (29,160/Qtr. X4)          116,640          6,343,628
                                                ------------
                                                                     7,349,204
         Stock Bonus Shares Returned
         Purchase of R. J. Metals                                    2,769,230
         Advisory. Board Compensation                                2,400,000
         Shares for Cash/Option - Unissued

         Total Shares to Be Issued                                   1,463 336
         Total Shares Issued & To Be Issued


         ISSUED & OUTSTANDING PER REGISTRAR                         28,210,970
                                                                  -------------
                                                                   131,716,592
                                                                  -------------
                                                                   102,524,186
         Add: Shares for Cash - Unissued                              1,463,336
                                                                  -------------
                                                                    103,987,522
         Sub-Total
         Less: Cert. #1567 - J. Moorehead - Held                       -481,900
                                                                  -------------
         Total Issued & Outstanding Shares                           103,505.622
                                                                  -------------

And such additional shares as may be issued or issuable upon the exercise of any Secured Convertible Promissory Notes issued pursuant to that certain. Secured Convertible Note Purchase Agreement, dated as of October 18, 2006, by and among the Company and certain purchasers identified therein.

                                                                       EXHIBIT B

                   CONDITION TO EXERCISE OF CONVERSION RIGHTS
                   ------------------------------------------

Notwithstanding anything: in this Note to the contrary, the. Holder shall be entitled to exercise the conversion rights under this Note subject to the following conditions:

         1 . This Note may be exercised with respect to twenty-six thousand dollars ($26,000.00) of the original principal amount of this Note (plus the amount of accrued and unpaid interest on such twenty-six thousand dollars ($26,000.00) of the original principal amount of this
         Note) only upon and following the date as which the gross proceeds received by the Company after June 6, 2007 from or with respect to any financing or financings (in any form, whether equity or debt, including any financing(s) provided by any bank or other institutional lender) shall aggregate at least three million dollars ($3,000,000.00); and

         2. This Note may be exercised with respect to an additional twenty-six, thousand dollars ($26,000.00) of the original principal amount of this Note (plus the amount of accrued and unpaid interest on such additional twenty-six thousand dollars ($26,000.00) of the original principal amount of this Note) only upon and following the date as which the gross proceeds received by the Company after June 6, 2007 from or with respect to any financing or financings (in any form, whether equity or debt, including any financing(s) provided by any bank or other institutional lender) shall aggregate at least five million dollars ($5,000,000,00).

                              NOTICE OF CONVERSION

         (To convert the foregoing Note, execute this faun and supply required information.)

To:      SIONIX CORPORATION

(1) The undersigned hereby elects to convert the attached Convertible Promissory Note (the "Note") into:

         _______ ______________ shares of Common Stock of SIONIX CORPORATION pursuant to Section 1(a) and the other applicable terms of the attached Note at a Conversion Price of $ per share (originally $0.01); or

         _______ _______________ shares of SIONIX CORPORATION pursuant to Section 1(a) and the other applicable terms of such Note at a Conversion Price of $______ per share.

     (2) In converting this Note, the undersigned hereby confirms and acknowledges that the securities being issued hereby are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such securities, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

     (3) Please issue a certificate or certificates representing said securities in the name of the undersigned:
                                     ___________________________________________
                                     (Name)

(4) Capitalized terms used herein shall have the meanings ascribed to them in the Note.


____________                         ___________________________________________
   (Date)                            (Signature)


                                     ___________________________________________
                                     (Print Name)

                                 ASSIGNMENT FORM

                 (To be signed only upon assignment of the Note)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned represented by the attached Note with respect to the amount of principal covered by such Note set forth below:

________________________________________________________________________________
         (Name and Address of Assignee Must be Printed or Typewritten)

___________________  ________________________________  _________________________
Social Security No.                Address        Principal Amount or Tax ID No.

and does hereby irrevocably constitute and appoint _________________ Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

__________________________________
 Signature of Registered Holder


Note: The signature on this assignment must correspond with the name of the Holder as it appears upon the fate of the. Note in every particular, without alteration or enlargement or any change whatever.